PROSPECTUS

[LOGO Morgan Keegan Select Fund, Inc.]

MORGAN KEEGAN INTERMEDIATE BOND FUND
A BOND FUND FOR INVESTORS WHO SEEK TO EARN A HIGH LEVEL OF INCOME PRIMARILY FROM INTERMEDIATE MATURITY, INVESTMENT GRADE BONDS.

MORGAN KEEGAN HIGH INCOME FUND
A BOND FUND FOR INVESTORS WHO CAN ACCEPT HIGHER RISK AND SEEK TO EARN A HIGH LEVEL OF INCOME PRIMARILY FROM BELOW INVESTMENT GRADE BONDS.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                          MORGAN KEEGAN & COMPANY, INC.
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38108
                                 (901) 524-4100
                                 (800) 366-7426
                             Dated: November 1, 1999



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                                TABLE OF CONTENTS
                                -----------------
                                                                    PAGE
                                                                    ----

Morgan Keegan Intermediate Bond Fund...................................1
  Principal Objectives.................................................1
  Principal Investment Strategies......................................1
  Principal Risks......................................................2
  Fees and Expenses of the Fund........................................3
Morgan Keegan High Income Fund.........................................5
  Principal Objectives.................................................5
  Principal Investment Strategies......................................5
  Principal Risks......................................................6
  Fees and Expenses of the Fund........................................8
Your Account..........................................................10
  Buying shares.......................................................10
  Choosing a Share Class..............................................10
  Class Comparison....................................................11
  Policies for Buying Shares..........................................13
  To Add to an Account................................................13
  Buying Shares Through an Investment Broker..........................13
  Internet............................................................14
  Selling Shares......................................................14
  To Sell Some or All of Your Shares..................................15
Account Policies......................................................15
Additional Policies...................................................16
Investor Services.....................................................17
Funds'Management and Investment Adviser...............................18
Funds'Portfolio Manager...............................................18
Funds'Distributor.....................................................18
Distributions.........................................................19
Tax Considerations....................................................19
More About Risk.......................................................20
  Other Securities and Risks..........................................20
Financial Highlights..................................................21
Account Application...................................................22
For Additional Information....................................Back Cover


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MORGAN KEEGAN INTERMEDIATE BOND FUND


PRINCIPAL OBJECTIVES

The fund seeks a high level of income by investing in intermediate maturity, investment grade bonds. The fund seeks capital growth as a secondary objective, when consistent with the fund's primary objective.

PRINCIPAL INVESTMENT STRATEGIES

The fund seeks to achieve its objectives by investing at least 65% of its total assets in investment grade, intermediate term maturity bonds (those bonds rated investment grade by at least one nationally recognized statistical rating organization ("NRSRO") with effective maturities of 1 to 10 years) that Morgan Asset Management, Inc. (the "Adviser") believes offer attractive yield and capital appreciation potential. Investment grade securities purchased by the fund will be rated, at the time of investment, at least BBB by at least one NRSRO including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") or, if unrated, will be determined by the Adviser to be of comparable quality. If a security satisfies the fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the fund and its shareholders. The policy of the fund is to keep the portfolio's average effective maturity between 3 and 10 years.

In managing the fund's portfolio, the Adviser will focus on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser will invest in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. Similarly, the Adviser will sell securities that it believes no longer offer potentially better yield or total return than other available securities. This strategy is generally referred to as a "value" approach and is primarily concerned with individual security and sector selection. In addition, the Adviser's strategy does not attempt to forecast interest rate movements; rather the goal is to keep the fund's assets "fully invested" (hold a minimal amount of cash reserves -- generally less than 10%) and to maintain a relatively stable average effective portfolio maturity.

The fund may invest in U.S. Government securities, corporate bonds, debentures, notes, preferred stock, mortgage-backed and asset-backed securities. Moreover, in addition to purchasing investment grade securities to fulfill its investment objectives, the fund may invest up to 35% of its assets in below investment grade bonds (commonly referred to as "junk bonds"), convertible securities and common stocks.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to implement the investment strategy of the fund.


A variety of factors may influence the fund's investment performance, such as:


      o BOND MARKET RISK. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond's price to fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer term bond when interest rates rise.


      o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity rate. This is a risk especially associated with mortgage and asset backed securities.


      o BELOW INVESTMENT GRADE BONDS. These bonds involve a higher degree of credit risk. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider these bonds to be speculative in nature.


      o EQUITY SECURITY RISK. Because the fund can invest in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

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FEES AND EXPENSES OF THE INTERMEDIATE BOND FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly
from your investment)                     Class A     Class C     Class I
-------------------------------------------------------------------------

Maximum sales charge (Load)
(as a percentage of offering price)       2.00%       0.00%       0.00%
Maximum deferred sales charge (Load)
(as a percentage of the lesser of the
offering price or net asset value)        0.00%       1.00%       0.00%
Maximum sales charge (Load) Imposed
on reinvested dividends and other
distributions                             None        None        None
Redemption Fee (as a percentage of
amount redeemed)                          None        None        None
Exchange Fee                              None        None        None
Maximum Account Fee                       None        None        None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund     Class A     Class C     Class I
assets)
-------------------------------------------------------------------------

Management fee                            0.40%       0.40%       0.40%
Distribution (12b-1) fees                 0.25%       0.60%       0.00%
Other expenses(1)                         0.40%       0.40%       0.40%
                                          -------------------------------
Total annual fund operating expenses(2)   1.05%       1.40%       0.80%
                                          ===============================

Fee Waiver                                0.15%       0.15%       0.15%
                                          ===============================
Net Expenses:                             0.90%       1.25%       0.65%


(1)Because the fund had no operations prior to March 22, 1999, these expenses are estimated for its first year of operations.
(2)The Adviser has agreed to waive its fee and to reimburse the fund until March 22, 2000 to the extent its total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 0.90% of net assets of Class A shares, 1.25% of net assets of Class C shares and 0.65% of net assets of Class I shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the fund and then redeem all of your shares at the end of the time periods indicated. The Example also assumes that your investment has a 5%

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return  each  year and that the  fund's  operating  expenses  remain  the  same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                Class A        Class C       Class I
                             -------------------------------------------

1 Year                            $290           $229          $67
1 Year (if shares are not         $290           $129          $67
redeemed)
3 Years (whether or not           $514           $431          $241
shares are redeemed)

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MORGAN KEEGAN HIGH INCOME FUND

PRINCIPAL OBJECTIVES


The fund seeks a high level of income by investing in below investment grade bonds (commonly referred to as "junk bonds"). The fund seeks capital growth as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The fund seeks to achieve its objectives by investing at least 65% of its total assets in below investment grade bonds (bonds that are rated BB or below by an NRSRO, and that are deemed to be speculative as to the issuer's ability to make payments of principal and interest when due) that the Adviser believes offer attractive yield and capital appreciation potential. All securities purchased by the fund will be rated, at the time of investment, at least CCC by at least one NRSRO including, but not limited to, S&P and Moody's or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the fund and its shareholders.

In managing the fund's portfolio, the Adviser will focus on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser will invest in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. Similarly, the Adviser will sell securities that it believes no longer offer potentially better yield or total return than other available securities. This strategy is generally referred to as a "value" approach and is primarily concerned with individual security and sector selection. In addition, the Adviser's strategy does not attempt to forecast interest rate movements; rather the goal is to keep the fund's assets "fully invested" (hold a minimal amount of cash reserves -- generally less than 10%) and to maintain a relatively stable average effective portfolio maturity. The policy of the fund is to keep the portfolio's average effective maturity between 3 and 15 years.

Up to 100% of the fund's total assets may consist of debt securities that are rated below investment grade and their unrated equivalents (deemed by the Adviser to be of comparable quality). Types of debt securities include, but are not limited to, bonds, debentures, notes, mortgage-backed and asset-backed securities, convertible debt securities of domestic and foreign corporations, and municipal and foreign government obligations. The fund may invest up to 20% of its assets in foreign debt and equity securities. Equity securities include common stock, preferred stock and convertible preferred securities. The fund may invest up to 35% of its assets in other debt securities including investment grade securities.

PRINCIPAL RISKS


An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to effectively implement the investment strategies of the fund.

 A variety of factors may influence its investment performance, such as:

      o BELOW INVESTMENT GRADE BONDS. The fund invests primarily in below investment grade bonds. These bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider such bonds to be speculative in nature.

      o BOND MARKET RISK. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the fund, will fall. A broad-based market drop may also cause a bond's price to fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer term bond when interest rates rise.

      o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity rate. This is a risk especially associated with mortgage and asset-backed securities.

      o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the fund's performance to fluctuate more than if it held only U.S. securities.

      o CURRENCY RISK. The values of the fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

      o EQUITY SECURITY RISK. Because the fund can invest in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

FEES AND EXPENSES OF THE HIGH INCOME FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly
from your investment)                     Class A     Class C     Class I
-------------------------------------------------------------------------

Maximum sales charge (Load)
(as a percentage of offering price)       2.50%       0.00%       0.00%
Maximum deferred sales charge (Load)
(as a percentage of the lesser of the
offering price or net asset value)        0.00%       1.00%       0.00%
Maximum sales charge (Load) Imposed
on reinvested dividends and other
distributions                             None        None        None
Redemption Fee (as a percentage of
amount redeemed)                          None        None        None
Exchange Fee                              None        None        None
Maximum Account Fee                       None        None        None

ANNUAL FUND EXPENSES (expenses that
are deducted from fund assets)            Class A     Class C     Class I
-------------------------------------------------------------------------

Management fee                            0.75%       0.75%       0.75%
Distribution (12b-1) fees                 0.25%       0.75%       0.00%
Other expenses(1)                         0.40%       0.40%       0.40%
                                          -------------------------------
Total annual fund operating expenses(2)   1.40%       1.90%       1.15%
                                          ===============================

Fee Waiver                                0.15%       0.15%       0.15%
                                          ===============================
Net Expenses:                             1.25%       1.75%       1.00%

(1) Because the fund had no operations prior to March 22, 1999, these expenses are estimated for its first year of operations.

(2) The Adviser has agreed to waive its fee and to reimburse the fund until March 22, 2000 to the extent its annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 1.25% of net assets of Class A shares, 1.75% of net assets of Class C shares and 1.00% of net assets of Class I shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the fund and then redeem all of your shares at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                Class A        Class C       Class I
                             -------------------------------------------

1 Year                            $375           $278          $102
1 Year (if shares are not         $375           $178          $102
redeemed)
3 Years (whether or not           $669           $584          $352
shares redeemed)

YOUR ACCOUNT

BUYING SHARES If you are buying shares through a Morgan Keegan & Company, Inc. ("Morgan Keegan") investment broker, he or she can assist you with all phases of your investment.

MINIMUM INITIAL INVESTMENT FOR CLASS A AND CLASS C SHARES:

o     $1,000
o     $250 for Individual Retirement Accounts

MINIMUM ADDITIONAL INVESTMENTS:

o     $50 for any account

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To buy shares without the help of a Morgan Keegan investment broker, please use the instructions on these pages.

CHOOSING A SHARE CLASS

Each fund offers three share classes. Each class has its own expense structure.

Your investment plans will determine which class is most suitable for you. For example, if you are investing a substantial amount OR if you plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing for less than five years, you may want to consider Class C shares.

Class I shares are available only to a limited group of investors. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class I shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your Morgan Keegan investment broker can help you choose the share class that makes the most sense for you.

CLASS COMPARISON

CLASS A -- FRONT LOAD

o Initial sales charge of 2.00% for the Morgan Keegan Intermediate Bond Fund and 2.50% for the Morgan Keegan High Income Fund (in either case, as a percentage of offering price which includes the sales load); see schedule below.
o Lower sales charges for larger investments of $50,000 or more; no sales charge for purchases of $1 million or more.
o Low or no sales charge for certain wrap-fee programs and other sponsored arrangements.
o Lower annual expenses than Class C shares due to lower distribution (12b-1) fee of 0.25%.
o "Right of accumulation" allows you to determine the applicable sales load on a purchase by including the value of your existing Morgan Keegan Fund investments as part of your current investment.
O "Letter of intent" allows you to count all investments in this or other Morgan Keegan Funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

--------------------------------------------------------------------------------
                      Morgan Keegan Intermediate Bond Fund
--------------------------------------------------------------------------------
                              Class A Sales Charge
--------------------------------------------------------------------------------
                                                                 As a % of net
   Your investment            As a % of offering price         amount invested
--------------------------------------------------------------------------------
up to $49,999                       2.00%                            2.04%
$50,000 to $99,999                  1.75%                            1.78%
$100,000 to $249,999                1.50%                            1.52%
$250,000 to $499,999                1.00%                            1.01%
$500,000 to $999,999                0.75%                            0.76%
$1 million and over                 0.00%                            0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Morgan Keegan High Income Fund
--------------------------------------------------------------------------------
                              Class A Sales Charge
--------------------------------------------------------------------------------
                                                                 As a % of net
   Your investment            As a % of offering price         amount invested
--------------------------------------------------------------------------------
up to $49,999                       2.50%                            2.56%
$50,000 to $99,999                  2.25%                            2.30%
$100,000 to $249,999                1.75%                            1.78%
$250,000 to $499,999                1.25%                            1.27%
$500,000 to $999,999                1.00%                            1.01%
$1 million and over                 0.00%                            0.00%
--------------------------------------------------------------------------------



CLASS C -- LEVEL LOAD

o  No initial sales charge.
o Deferred sales charge of 1% of the lesser of the purchase price of the shares or their net asset value at the time of redemption, payable by you if you sell shares within one year of purchase. In the event of a partial redemption, the deferred sales charge will be applied to the oldest shares held first.
o Annual distribution (12b-1) fee of 0.60% for the Morgan Keegan Intermediate Bond Fund and 0.75% for the Morgan Keegan High Income Fund.


CLASS I -- NO LOAD

o  No sales charges of any kind.
o No distribution (12b-1) fees; annual expenses are lower than other share classes.
o Available only to certain retirement accounts, advisory accounts of the investment manager and broker special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees (contact your Morgan Keegan investment broker for information).

POLICIES FOR BUYING SHARES

Once you have chosen a share class, complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS. All requests received by the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received after the closing of the NYSE will be executed the following day, at that day's closing share price. To purchase shares at the next computed net asset value an investor must submit an order to Morgan Keegan by completing the enclosed purchase application and sending it along with a check to Morgan Keegan at the address listed in the application or through a pre-authorized check or transfer plan offered by other financial institutions.

PURCHASES BY CHECK. Complete the enclosed purchase application. Forward your application, with all appropriate sections completed, along with a check for your initial investment payable to your Morgan Keegan investment broker or Morgan Keegan at 50 North Front Street, Memphis, TN 38103.

Call your Morgan Keegan investment broker or Morgan Keegan at 800-366-7426 or visit our Web site at www.morgankeegan.com.

TO ADD TO AN ACCOUNT

BY PHONE.  Contact Morgan Keegan at 800-366-7426.

BY CHECK. Fill out the investment stub from an account statement, or indicate the fund name and share class on your check. Make checks payable to "Morgan Keegan." Mail the check and stub to Morgan Keegan at 50 North Front Street, Memphis, TN 38103.

SYSTEMATIC INVESTMENT. Call Morgan Keegan to verify that systematic investment is in place on your account, or to request a form to add it. Investments are automatic once this is in place.

Call your Morgan Keegan investment broker or Morgan Keegan at 800-366-7426 or visit our Web site at www.morgankeegan.com.

BUYING SHARES THROUGH AN INVESTMENT BROKER

BY MAIL. Send a completed purchase application to Morgan Keegan at the address at the bottom of this page. Specify the fund, the share class, the account number and the dollar value or number, if any, of shares. Be sure to include any necessary signatures and any additional documents.

BY TELEPHONE. As long as the transaction does not require a written request, you or your investment broker can buy shares by calling Morgan Keegan at 800-366-7426. A confirmation will be mailed to you promptly. Purchase requests, where the investor making the request does not currently have an account with Morgan Keegan, must be made by written application and be accompanied by a check to Morgan Keegan.

BY EXCHANGE.  Read the  prospectus  for the fund into which you are  exchanging.
Call   Morgan   Keegan   at    800-366-7426   or   visit   our   Web   site   at
www.morgankeegan.com. All exchanges will be made by telephone.

BY SYSTEMATIC INVESTMENT.    See plan information on page 14.



MORGAN KEEGAN & CO., INC.
50 North Front Street, Memphis, TN 38103
Call toll-free:  1-800-366-7426
(8:30 a.m. - 4:30 p.m., business days, central time)

INTERNET

www.morgankeegan.com

SELLING SHARES

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS. Please submit instructions in writing when any of the following apply:

o  You are selling  more than  $100,000  worth of shares
o  The name or address on the account has changed within the last 30 days
o You want the proceeds to go to a name or address not on the account registration
o You are transferring shares to an account with a different registration or share class
o You are selling shares held in a corporate or fiduciary account; for these accounts additional documents are required:

   CORPORATE ACCOUNTS: certified copy of a corporate resolution
   FIDUCIARY ACCOUNTS: copy of power of attorney or other governing document

To protect your account against fraud, all written requests must bear signature guarantees. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

TIMING OF REQUESTS. All requests received by Morgan Keegan before the close of the NYSE (normally 4:00 p.m. eastern time) will be executed the same day, at that day's closing price. Requests received after the close of the NYSE will be executed the following day, at that day's closing share price.

SELLING RECENTLY PURCHASED SHARES. If you sell shares before the payment for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase date. Any delay would occur only when it cannot be determined that payment has cleared.

TO SELL SOME OR ALL OF YOUR SHARES

THROUGH AN INVESTMENT BROKER

BY MAIL. Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to Morgan Keegan at the address at the bottom of this page. Specify the fund, the share class, the account number and the dollar value or number of shares. Be sure to include any necessary signatures and any additional documents.

BY TELEPHONE. As long as the transaction does not require a written request (see facing page), you or your financial professional can sell shares by calling Morgan Keegan at 800-366-7426. A check will be mailed to you on the following business day.

BY EXCHANGE.  Read the  prospectus  for the fund into which you are  exchanging.
Call   Morgan   Keegan   at    800-366-7426   or   visit   our   Web   site   at
www.morgankeegan.com. All exchanges may be made by telephone and mail.

BY SYSTEMATIC WITHDRAWAL.   See plan information on page 14.

MORGAN KEEGAN & CO., INC.
50 North Front Street
Memphis, TN 38103

Call toll-free:  1-800-366-7426
(8:30 a.m.  -  4:30 p.m., business days, central time)

INTERNET
www.morgankeegan.com

ACCOUNT POLICIES

BUSINESS HOURS. The funds are open the same days as the NYSE (generally Monday through Friday). Representatives of the funds are available normally from 8:30 a.m. to 4:30 p.m. central time on these days.

CALCULATING SHARE PRICE. The offering price of a share is its net asset value plus a sales charge, if applicable. Each fund calculates net asset value (NAV) every business day at the close of regular trading on the NYSE (usually 4:00 p.m. eastern time) by subtracting the liabilities attributable to shares from the total assets attributable to such shares and dividing the result by the number of shares outstanding. Investments in securities traded on national securities exchange are stated at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. The fund normally obtains market values for its securities from independent pricing services that use computerized "matrix" systems that derive value based on comparable securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, or original cost plus accrued interest, both of which approximate market. When the funds believe that a market quote does not reflect a security's true value, the funds may substitute for the market quote a fair value estimate made according to methods approved by the Board of Directors. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities could change on days when you can't buy or sell fund shares.

TELEPHONE REQUESTS. When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your investment broker can also use these privileges to request exchanges on your account, and with your written permission, redemptions.

As long as Morgan Keegan takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The funds may suspend or eliminate the telephone privilege at any time. The funds will provide 7 days' prior written notice before suspending or eliminating telephone privileges.

EXCHANGE PRIVILEGES. There is no fee to exchange shares between the funds or to exchange Class A shares of either fund for shares of Morgan Keegan Southern Capital Fund. Your new fund shares will be the same class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the funds currently limit each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The funds may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request. The funds will provide 60 days' prior written notice before materially amending, suspending or eliminating exchange privileges.

ACCOUNTS WITH LOW BALANCES. If the value of your account falls below $500, due to exchanges and redemption, Morgan Keegan may mail you a notice asking you to bring the account back up to $500 or close it out. If you do not take action within 60 days, Morgan Keegan may sell your shares and mail the proceeds to you at the address of record.

REINSTATING RECENTLY SOLD SHARES. For 120 days after you sell Class A shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into Class A Shares of either fund or the Morgan Keegan Southern Capital Fund at net asset value, without payment of a sales charge.

ADDITIONAL POLICIES

Please note that the funds maintain additional policies and reserve certain rights, including:

Class A shares may be acquired without a sales charge if the purchase is made through a Morgan Keegan investment broker who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission, if the following conditions are met: (1) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (2) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (3) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. In addition, Class A shares may be acquired without a sales charge if a purchase is made with the proceeds of a redemption of other fixed income mutual fund shares, provided that the purchaser paid a sales charge in connection with purchasing or redeeming these shares and further provided that the purchase of the Class A shares of the fund is made within 30 days of a redemption.

The funds may vary their initial or additional investment levels in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

At any time, the funds may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

To permit investors to obtain the current price, dealers are responsible for transmitting all orders to Morgan Keegan promptly.

Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

INVESTOR SERVICES

SYSTEMATIC INVESTMENT PROGRAM (SIP). Use SIP to set up regular automatic investments in a fund from your bank account. You determine the frequency and the amount of your investments, and you can skip an investment with three days' notice. Not available with Class I shares.

SYSTEMATIC WITHDRAWAL PLAN. This plan is designated for retirees and other investors who want regular withdrawals from a fund account. Certain terms and minimums apply.

DIVIDEND ALLOCATION PLAN. This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION. This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

AUTOMATED INVESTMENTS OR WITHDRAWALS. Set up regular investments or withdrawals to suit your needs and let Morgan Keegan do the work for you.

MOVE MONEY BY PHONE. Designate this on your application and you can move money between your bank account and your Morgan Keegan account with a phone call.

DIVIDEND REINVESTMENT. Have your dividends automatically reinvested at no sales charge.

EXCHANGES. It's easy to move money from one fund to the other or to the Morgan Keegan Southern Capital Fund, with no exchange fees. (Exchange privilege may be changed or discontinued at any time.) Call 800-366-7426 or visit our Web site at www.morgankeegan.com.

OPENING a regular investment or a tax-deferred retirement account at Morgan Keegan is easy. Your investment broker can help you determine if this fund is right for you. He or she is trained to understand investments and can help speed the application process.

TAKE ADVANTAGE of everything your investment broker and Morgan Keegan have to offer. The services described on this page can make investing easy for you. And your investment broker can be a valuable source of guidance and additional services, for planning your investments and for keeping them on track with your goals.

Morgan Keegan also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call
800-366-7426 for information on retirement plans or any of the services described above.

FUNDS' MANAGEMENT AND INVESTMENT ADVISER

The funds are managed by Morgan Asset Management, Inc. (the "Adviser"), 50 North Front Street, Memphis, TN 38103. Pursuant to an advisory agreement (the "Advisory Agreement"), the Adviser is responsible for the investment management of the funds, including responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. Morgan Keegan Intermediate Bond Fund pays the Adviser an advisory fee equal to an annual rate of 0.40% of its average daily net assets; and Morgan Keegan High Income Fund pays the Adviser an advisory fee equal to an annual rate of 0.75% of its average daily net assets. Founded in 1986, the Adviser is a wholly owned subsidiary of Morgan Keegan, Inc. The Adviser has, as of September 30, 1999, more than $1 billion in total assets under management.

FUNDS' PORTFOLIO MANAGER

James C. Kelsoe, CFA, is the Chief Fixed Income Investment Officer of the Adviser, a position he has held since 1991. He joined Morgan Keegan in 1991 and has been in the investment business since 1986.

FUNDS' DISTRIBUTOR

Morgan Keegan & Company, Inc., one of the nation's largest independent regional financial services firms, acts as the distributor of the funds' shares. It also is a wholly owned subsidiary of Morgan Keegan, Inc. Each fund has adopted a plan under Rule 12b-1 that allows the funds to pay distribution fees for the sale and distribution of the Class A and C shares and for shareholder servicing; and because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS

INCOME AND CAPITAL GAIN DISTRIBUTIONS. Each fund distributes its net investment income and net capital gain to shareholders. Using projections of its future income, each fund declares dividends daily and pays them monthly.
Net capital gains, if any, are distributed annually.

You may have your distributions reinvested in shares of the fund you own or credited to your brokerage account or mailed out by check. If you do not give Morgan Keegan other instructions, your distributions will automatically be reinvested in shares of the fund you own.

TAX CONSIDERATIONS

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS. Every year, the funds will send you information detailing the amount of dividends and net capital gain distributed to you for the previous year. In general, any dividends and net short-term capital gain distributions you receive from the funds are taxable as ordinary income. Distributions of other capital gains are generally taxable as long-term capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, your fund will send you information detailing the amount of dividends and net capital gain distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange is the same as a sale.

Unless your investment is in a tax-deferred account, you may want to avoid:

o Investing a large amount in a fund close to a capital gains distribution payment date (if a fund makes a capital gain distribution, you will receive some of your investment back as a taxable distribution), or
o Selling shares of a fund at a loss for tax purposes and reinvesting in shares of that fund 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to deduct all or part of the tax loss).

Your investment in the funds could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING. By law, the funds must withhold 31% of your distributions and redemption proceeds if you have not provided complete, correct taxpayer information and 31% of your distributions if you are otherwise subject to backup withholding.

MORE ABOUT RISK

OTHER SECURITIES AND RISKS

Each of the funds' portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the funds' descriptions. Below are brief descriptions of other securities and practices, along with their associated risks.

INTERMEDIATE TERM MATURITY BONDS. Bonds (debt) that have average maturities generally ranging from 1 to 10 years. These bonds normally offer higher yields but less price stability than short term bonds and offer greater price stability but lower yield than long term bonds.

INVESTMENT GRADE BONDS. Bonds that are rated in the top four credit categories by at least one NRSRO at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; ratings are no guarantee of quality.

TEMPORARY INVESTMENTS. For liquidity and flexibility, each fund may invest in investment grade, short term securities. In unusual market conditions, each fund may invest more assets in these securities temporarily as a defensive tactic. To the extent a fund uses this strategy, it may not achieve its investment objectives.

YEAR 2000 ISSUES. Like other mutual funds, the funds could be affected by problems relating to the ability of computer systems to recognize the year 2000. The funds are taking steps to ensure that their computer systems are compliant with Year 2000 issues and to determine that the systems used by their major service providers are also compliant. Issuers whose securities are held in the funds' portfolios may also be adversely affected by the Year 2000 issue. At the same time, it is impossible to know whether these problems, which could disrupt the funds' operations and investments if uncorrected, have been adequately addressed until the date in question arrives.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the funds' financial performance as of June 30, 1999. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the funds' financial statement, is included in the funds' Annual Report to Shareholders. Annual Reports may be obtained without charge by calling 1-800-366-7426.

                                         MORGAN KEEGAN                                          MORGAN KEEGAN
                                         INTERMEDIATE                                            HIGH INCOME
                                           BOND FUND                                              BOND FUND
                           ----------------------------------------           ---------------------------------------------
                              CLASS A       CLASS C        CLASS I                   CLASS A       CLASS C        CLASS I
                           ----------------------------------------           ---------------------------------------------
Net Asset Value, beginning
   of period                $ 10.00        $ 10.00        $ 10.00                   $ 10.00        $ 10.00        $ 10.00

INCOME FROM INVESTMENT
   OPERATIONS
  Net Investment Income        0.16           0.15           0.16                      0.20           0.18           0.20
  Net Gains on Securities     (0.15)         (0.15)         (0.15)                     0.17           0.18           0.18
                           ----------------------------------------           ---------------------------------------------
Total from Investment          0.01           0.00           0.01                      0.37           0.36           0.38
   Operations

LESS DISTRIBUTIONS
  Dividends (from net         (0.16)         (0.15)         (0.16)                    (0.20)         (0.18)         (0.20)
   investment income)
    Net Asset Value, end
     of period                 9.85           9.85           9.85                     10.17          10.18          10.18
  Total Return*                0.06%         -0.04%          0.13%                     3.69%          3.64%          3.85%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of
   period                   $3,164,863      $1,986,591    $1,068,933                $1,028,584     $4,064,710      $931,780
  Expenses to Average Net
   Assets                      0.90%          1.25%          0.65%                     1.25%          1.75%          1.00%
  Net Investment Income
   to Average
     Net Assets                6.48%          6.22%          6.82%                     8.74%          8.65%          9.40%
Portfolio Turnover Rate        6.66%          6.66%          6.66%                     0%             0%             0%



*  Total return does not include front end sales load.

                     (This page intentionally left blank.)

                         MORGAN KEEGAN SELECT FUND, INC.

ACCOUNT APPLICATION

Do not use this Application for IRA or Keogh Plans.
For special forms or if you need assistance completing this Application, Please call your Morgan Keegan broker or Morgan Keegan at 1-800-366-7426.

Please print all items except signatures. Please use blue or black ink only.

1.    FUND CHOICE

___   Morgan Keegan Intermediate Bond Fund

      ___ Class A
      ___ Class C
      ___ Class I

___   Morgan Keegan High Income Fund

      ___ Class A
      ___ Class C
      ___ Class I

If you choose to invest in both funds initially, please also indicate the total purchase amount and how you wish to have your initial investment split among the funds.


$ __________________ to the Morgan Keegan Intermediate Bond Fund.


$ __________________ to the Morgan Keegan High Income Fund.



2.    ACCOUNT REGISTRATION (PLEASE CHOOSE ONE)

/ /           Individual or Joint Account*


____________________________________________________________________________________________
Owner's name (first, middle initial, last)
and

____________________________________________________________________________________________
Joint owner's name (first, middle initial, last)

*Joint tenancy with right of survivorship presumed, unless otherwise indicated.

OR

/ /         UNIFORM GIFTS/TRANSFERS TO MINORS (UGMA/UTMA)

____________________________________________________________________________as custodian for
Custodian's name (first, middle initial, last - one custodian only)

_____________________________________________________________________________________Minor's
Name (first, middle initial, last - one minor only)

Under the ______________________________________________Uniform Gifts/Transfers to Minors Act
                          State

-----/------/------
Minor's date of birth

OR

/ /         TRUST

____________________________________________________________________________As trustee(s) of
Trustee(s) name

__________________________________________________________________________for the benefit of
                  Name of trust agreement

____________________________________________________________________________________________
Beneficiary's name (if applicable)                          Date of trust agreement

For Trust Accounts, a Multi-Purpose Certification form may be required to authorize redemptions and add privileges. Please call your Morgan Keegan broker or Morgan Keegan Fund Services at 1-800-366-7426 to determine if a Multi-Purpose Certification Form is required.

OR

/ /          CORPORATION, PARTNERSHIP, ESTATE OR OTHER ENTITY


________________________________________________________________________________
Name of Corporation, Partnership, Estate or Other Entity


________________________________________________________________________________
Type of Entity

For Corporation, Partnership, Estate or other Entities, a Multi-Purpose Certification Form is required to authorize redemptions and add privileges. If you have any questions please call your Morgan Keegan broker or Morgan Keegan Fund Services at 1-800-366-7426.

3.    ADDRESS


________________________________________________________________________________
Street or P.O. Box                                    Apt. No.


________________________________________________________________________________
City                    State                   Zip Code

(      )                                  (      )
________________________________________________________________________________
Daytime phone number                      Evening phone number

If you are not a citizen or resident alien of the U.S., please specify country of permanent residence.


________________________________________________________________________________
Country of permanent residence

4.    SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER

[-----] [-----] [-----] [-----] [-----] [-----] [-----] [-----] [-----]

o  INDIVIDUAL ACCOUNTS Specify the Social Security number of the owner.
o *JOINT ACCOUNTS Specify the Social Security number of the first named owner.
o UNIFORM GIFTS/TRANSFERS TO MINORS ACCOUNTS Specify the minor's Social Security number.
o CORPORATIONS, PARTNERSHIPS, ESTATES, OTHER ENTITIES OR TRUST ACCOUNTS Specify the Taxpayer Identification Number of the legal entity or organization that will report income and/or gains resulting from your investments in the fund.

*In ADDITION to the above, Joint accounts must ALSO specify the Social Security number of the second named owner here.

[-----] [-----] [-----] [-----] [-----] [-----] [-----] [-----] [-----]


5. INVESTMENT METHOD (MINIMUM INVESTMENT: $1,000)

              CHECK

Enclosed is a check payable to Morgan Keegan. (Neither initial nor subsequent investments should be made by third party check.)

FOR $
________________________________________________________________________________
            Amount


6. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS CHECK ONE ONLY. IF YOU DO NOT CHECK ONE OF THE FOLLOWING OPTIONS, ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS WILL BE REINVESTED.

___   Reinvest all dividends and capital gain distributions.

___   Pay all dividends and capital gain distributions by check.

___   Pay all dividends by check and reinvest all capital gain distributions.


7.    SYSTEMATIC INVESTMENT PLAN (SIP)
PERMITS  YOU  TO  PURCHASE   SHARES   AUTOMATICALLY   ON  A  REGULAR   BASIS  BY
ELECTRONICALLY TRANSFERRING A SPECIFIED DOLLAR AMOUNT FROM YOUR BANK ACCOUNT TO YOUR MORGAN KEEGAN FUNDS' MUTUAL FUND ACCOUNT.

___   Yes, I (we) want the Morgan  Keegan Funds Systematic Investment Plan (SIP)

You must attach a voided check to this Application. Money will be transferred only from the bank account indicated on the voided check.

Check the day of the month most convenient for you to have your bank account debited. You can invest once or twice a month ($250 minimum investment(s)).

___  1st          ___  15th         ___  both dates

Amount you would like to invest each time:  $______________

8.    TELEPHONE PRIVILEGES

TELEPHONE REDEMPTION permits redemption proceeds paid by check, payable to your account's registration and mailed to your account's address.

TELEPHONE EXCHANGE permits exchanges by telephone among Morgan Keegan Funds with the same registration.

Please check one: I (we) do ___, do not ____ want the TELEPHONE REDEMPTION privilege.

Please check one: I (we) do ___, do not ____ want the TELEPHONE EXCHANGE privilege.

9. OPTIONAL INFORMATION (we are required by the National Association of Securities Dealers, Inc. to request this information).


________________________________________________________________________________
Owner's occupation                                          Owner's date of
birth


________________________________________________________________________________
Owner's employer's name


________________________________________________________________________________
Owner's employer's address


________________________________________________________________________________
Joint owner's occupation                                          Joint
owner's date of birth


________________________________________________________________________________
Joint owner's employer's name


________________________________________________________________________________
Joint owner's employer's address

10. SIGNATURE By signing below, you certify and agree that:

You have received a current Fund Prospectus and agree to its terms. It is your responsibility to read the Prospectus of any Fund into which you may exchange. You have full authority and are of legal age to buy and redeem shares (custodians certify they are duly authorized to act on behalf of the investors).

The Fund's Transfer Agent, Morgan Keegan, Morgan Keegan Select Fund, Inc., Morgan Keegan Southern Capital Fund, Inc., Morgan Asset Management, Inc., any affiliate and/or any of their directors, trustees, employees and agents will not be liable for any claims, losses or expenses (including legal fees) for acting on any instructions or inquiries reasonably believed to be genuine.

You understand that mutual fund shares are not deposits or obligations of, or guaranteed by, any bank, the U.S. Government or its Agencies, and are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board or any other Agency. The net asset value of funds of this type will fluctuate from time to time.

Taxpayer Identification Number Certification

The IRS requires all taxpayers to write their Social Security number or other Taxpayer Identification Number in Section 4 of this Application and sign this Certification. Failure by a non-exempt taxpayer to give us the correct Social Security number or Taxpayer Identification Number will result in the withholding of 31% of all taxable dividends and other distributions paid to your account and proceeds from redemptions of your shares (referred to as "backup withholding").

Understanding penalties of perjury, you certify that:

(1) The Social Security Number or other Taxpayer Identification Number on this Application is correct: and (2) you are not subject to backup withholding because (a) you are exempt from backup withholding; (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding; or (c) the IRS has notified you that you are no longer subject to backup withholding.

Cross out item 2 above if it does not apply to you.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

PLEASE SIGN HERE:

X_______________________________________________________________________________
OWNER OR CUSTODIAN


X_______________________________________________________________________________
JOINT OWNER (IF ANY), CORPORATE OFFICER, PARTNER, TRUSTEE, ETC.

Date____________________      Title_______________________________


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Mailing Instructions Please mail the application to:

Your Morgan Keegan broker.

Or

Morgan Keegan Select Fund, Inc.
50 North Front Street
Memphis, TN 38103

THIS APPLICATION MUST BE FILED WITH THE TRANSFER AGENT BEFORE ANY REDEMPTION REQUEST CAN BE HONORED.

YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT RECEIVED, SHARES PURCHASED AND PRICE PAID PER SHARE.

Please do not complete

Account Number _____________________________         Rep Number_________________


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FOR ADDITIONAL INFORMATION

A Statement of Additional Information ("SAI"), dated November 1, 1999, containing further information about the funds has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated by reference in this prospectus.

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance.

Free copies of the annual and semi-annual reports and SAI may be obtained:

o     from your Morgan Keegan investment broker;

o     by calling Morgan Keegan at 800-366-7426;

o     by writing to Morgan Keegan at the address noted below; or

o     by accessing the Web site maintained by the SEC (http://www.sec.gov).



Information about the funds (including the SAI) also can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 800-SEC-0330 for further information), or may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. All shareholder inquiries can be made by contacting Morgan Keegan at the address listed below:

                          Morgan Keegan & Company, Inc.
                              50 North Front Street
                                Memphis, TN 38103
                                 1-800-366-7426




























                   Investment Company Act File No. 811-09079.


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